Q4 & Full Year 2022 Business Update February 28, 2023 NASDAQ:OCGN

2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward-Looking Statements

Accomplishments – 2022 & YTD

Gene Therapies

OCU400
- ✓ Completed retinitis pigmentosa patient enrollment
- ✓ Completed dose-escalation of the Phase 1/2 clinical trial
- ✓ Established high dose as maximum tolerable dose

OCU410 & OCU410ST
- ✓ Executing IND-enabling studies

Biologics

OCU200
- ✓ Submitted an IND application for a Phase 1 clinical trial targeting diabetic macular edema

Cell Therapies

NeoCart®
- ✓ Received concurrence from the FDA on the confirmatory Phase 3 clinical trial design
- ✓ cGMP facility for manufacturing NeoCart® clinical trial material under construction

Vaccines

OCU500 Series
- ✓ Developing an inhaled vaccine platform for the prevention of COVID-19 & flu

COVAXIN™
- ✓ Completed enrollment in Phase 2/3 clinical trial

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FDA granted expanded Orphan Drug Designations for all retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA) mutations Despite its prevalence, RP and LCA patients have limited treatment options • US: RP & LCA affect 110K and 15K people, respectively • Worldwide: conditions affect approximately 1.6M people Current approved and in-development gene therapies focus on individual gene • More than 125 mutated genes associated with RP and LCA • Developing a single therapy to treat each mutation is infeasible OCU400 addresses shortcomings of current gene therapy approaches • Broad-spectrum, gene-agnostic approach to genetically diverse inherited retinal diseases • Therapy with a single sub-retinal injection, using NHRs Dose escalation and recruitment of RP patients completed • High dose established as Maximum Tolerable Dose (MTD) • Continue to enroll patients with LCA • Intend to initiate a Phase 3 trial near the end of 2023. 4 Nuclear Hormone Receptors (NHRs): intracellular receptors that regulate gene expression, acting as a master regulator of genes in the retina. OCU400: Phase 1/2 Clinical Trial Progressing as Planned, Developing a Novel Gene Therapy in Ophthalmic Areas of High Unmet Need

OCU200: Submitted an IND with the US FDA Yesterday to Initiate a Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME)

OCU200 is our novel biologics candidate for sight-threatening conditions
- A recombinant fusion protein of tumstatin and transferrin
- Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), wet AMD

High prevalence of DME, DR and wet AMD patients
- DME: 21M worldwide
- DR: 162M worldwide
- Wet AMD: 30M worldwide

Limited treatment options available for the above patients
- Current therapies target only one pathway, either angiogenesis or inflammation
- Up to 50% of patient populations experience limited or no response to current treatments

OCU200 potentially addresses shortcomings of current treatments
- Intended to targets multiple causative pathways such as angiogenesis, oxidation, inflammation
- Potential to offer better treatment options for *all* patients

Company submitted an IND application on February 27, 2023
- Initially targeting DME


Normal eye
Retina
Macula
Diabetic macular edema
Macular edema

© MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH. ALL RIGHTS RESERVED.

Diabetic Macular Edema: bulges protrude from the blood vessels, leading to leakage of fluid and blood into the retina; leakage results in swelling (or "edema"), promoting vision loss.

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NeoCart®: US FDA Agreed to Proposed Control and Overall Design for Phase 3 Trial to Evaluate Safety and Efficacy Compared to Chondroplasty Standard of Care

NeoCart is a regenerative cell therapy technology

- Combines bioengineering and cell processing to enhance autologous cartilage repair
- Potential to accelerate healing and reduce pain through reconstructing damaged knee cartilage

High prevalence of knee cartilage damage, with progression to osteoarthritis (OA)

- Arthroscopic knee procedures: over 1M annually*
- OA: 528M diagnosed worldwide
- Cell therapy global revenue forecast: $45B+, with North America expected to hold largest share**

Current therapies to treat cartilage damage in the knee suboptimal

- Varying outcomes due to variable cellular responses
- Current standard of care suffers from one or more of the following: pain, reduced knee function, failure to address cartilage damage, donor tissue availability, open surgery

NeoCart potentially addresses shortcomings of current treatments

- Treat pain at the source, improve function and potentially prevent progression to OA
- Potential for improved efficacy, long-term benefits, accelerated discovery, predictable outcomes

Program advancing on several fronts

- Received FDA concurrence on confirmatory trial design of Phase 3 (initiate 1H2024)
- Renovating facility to accommodate cGMP manufacturing for clinical trials


VISION
CELL THERAPY MARKET SIZE, 2021 TO 2030 (USD BILLION)
$ 45
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030



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*The Journal of Bone & Joint Surgery: June 1, 2011 - Volume 93 - Issue 11 - p 994-1000
**https://www.biospace.com/article/cell-therapy-market-size-cagr-trends-forecast-report-2022-2030/

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7 OCU500 Series: Next-Generation Vaccine Candidates Using Inhalation Technology to Potentially Overcome Durability and Transmission Challenges OCU500 A bivalent COVID-19 vaccine OCU510 A seasonal quadrivalent flu vaccine OCU520 A combination quadrivalent flu and bivalent COVID19 vaccine COVID-19 and flu infections continue to be a public health concern • COVID-19: 1M+ US cases in the last 30 days; 5M+ WW cases with 47K deaths in the last 28 days • Flu: 50%+ of U.S. population 6-months and older received a shot for the 2022 to 2023 flu season, totaling 170M doses Limitations of current COVID-19 vaccines • Lack of durability: immunity wanes significantly over time, requiring repeated boosters • Inability to stop transmission: breakthrough infections prevalent, increasing potential for mutations Inhalation vaccine advantages • Potential to generate rapid mucosal immunity in respiratory pathways, limiting infection and transmission • COVID-19 preclinical studies demonstrated vaccine induced high neutralizing and effector responses

8 COVAXIN™(BBV152): Final Data and Analysis Expected Mid-Year 2023 for Our Injectable COVID-19 Vaccine Enrollment completed for Phase 2/3 immuno-bridging and broadening clinical trial in December 2022 Topline data highlights, reported in January 2023, include the following: • Safety: well-tolerated with no related serious adverse events (no thrombotic, myocarditis, pericarditis cases) • Efficacy: immunogenicity demonstrated • Final data and analysis: anticipated mid-year 2023

9 OCU500 series NeoCart® OCU400 OCU410/410ST OCU200 Q1 Q2 Q3 Q4 IND filing to initiate clinical trials cGMP facility completion Initiation of Phase 3 clinical trial IND submissions: Phase 1/2 clinical trials in dry AMD & Stargardt disease Dosing of patients in Phase 1 clinical trial Preliminary data 2023: Several Significant Milestones Expected Preliminary efficacy data

Financial Update 10

Statement of Operations Three months ended December 31, Year ended December 31, 2022 2021 2022 2021 Research and development expense $17.2 $7.1 $49.8 $35.1 General and administrative expense 6.9 7.5 35.1 22.9 Other income (expense), net 2.2 — 3.5 (0.4) Net loss $(21.9) $(14.6) $(81.4) $(58.4) Net loss per share of common stock — basic and diluted $(0.10) $(0.07) $(0.38) $(0.30) Balance Sheet Data As of December 31, 2022 2021 Cash, cash equivalents, restricted cash, and investments $90.9 $95.1 Debt $2.3 $1.7 Shares outstanding 221.6 199.4 Unaudited; in millions, except per share amounts 11 Financial Update

Questions & Answers 12

February 2023 NASDAQ:OCGN Thankyou!